SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 25, 2010

Date of report (Date of earliest event reported)

Rotate Black, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-14039	75-3225181
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

932 Spring Street, Suite 201

PETOSKEY, MI   49770

(Address of Principal Executive Offices) (Zip Code)

231/347-0777

(Registrant's telephone number, including area code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On February 25, 2010, the Seneca Gaming Authority, or SGA, notified our attorneys that the Seneca Nation of Indians Tribal Council informed them that the SGA “has the authority to and is hereby directed to continue to review the merits of the appeal” filed by Rotate Black Gaming, Inc and the four named individuals in January 2010. Although we can provide no assurance, we continue to believe that we have meritorious arguments which should allow for a successful appeal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Rotate Black, Inc.
(Registrant)

By:	/s/ JOHN C. PAULSEN
John C. Paulsen Chief Executive Office

Date:  March 3, 2010